UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2006

UTSTARCOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29661	52-1782500
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1275 Harbor Bay Parkway Alameda, California 94502
(Address of principal executive offices) (Zip code)

(510) 864-8800
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

At the annual meeting of the stockholders of UTStarcom, Inc., a Delaware corporation (the “Company”), held on July 21, 2006 (the “2006 Annual Meeting”), the Company’s stockholders approved the Company’s 2006 Equity Incentive Plan (the “Plan”).  The Board of Directors (the “Board”) of the Company has approved the following forms of agreement (the “Plan Agreements”) for use under the Plan upon adoption by the stockholders of the Company: (i) Stock Option Award Agreement, (ii) Stock Option Award Agreement for Directors and Officers, (iii) Restricted Stock Agreement, and (iv) Restricted Stock Unit Agreement.  A description of the Plan and each of the Plan Agreements follows:

(1)           2006 Equity Incentive Plan.

The Plan provides for the grant of stock options, restricted stock, restricted stock units, stock appreciation rights, performance units, performance shares, and other stock or cash awards, collectively referred to as “awards.”  Awards may be granted to employees, directors, and consultants of the Company and its Affiliates (as defined in the Plan).

The maximum aggregate number of shares of the Company’s common stock that may be awarded and sold under the Plan is 4,500,000 shares, plus (i) any shares that have been reserved but not issued pursuant to awards granted under the Company’s 1997 Stock Plan (the “1997 Plan”), Amended 2001 Director Option Plan (the “2001 Plan”), and 2003 Non-Statutory Stock Option Plan (the “2003 Plan”), and (ii) any shares subject to awards granted under the 1997 Plan, the 2001 Plan and the 2003 Plan that expire or otherwise terminate without being exercised in full or that are forfeited to or repurchased by the Company.

If the Company declares a stock dividend or engages in a reorganization or other change in its capital structure, including a merger, the Plan administrator will have the discretion to adjust the number of shares (i) available for issuance under Plan, (ii) subject to outstanding awards, and (iii) specified as per-person limits on awards, as appropriate to reflect the change.

The Board or a committee designated by the Board, referred to as the “Plan administrator,” will administer the Plan.  Subject to the terms of the Plan, the Plan administrator has the sole discretion to select the employees, consultants, and directors who will receive awards, determine the terms and conditions of awards, and interpret the provisions of the Plan and outstanding awards.  Notwithstanding the foregoing, the Plan administrator may not modify or amend an option or stock appreciation right to reduce the exercise price of that award after it has been granted to cancel any outstanding option or stock appreciation right and replace it with a new option or stock appreciation right with a lower exercise price.

The exercise price of all stock options and stock appreciation rights granted under the Plan must be at least equal to 100% of the fair market value of the common stock on the date of grant.  The maximum term of a stock option granted to any participant must not exceed seven years from the date of grant.  The Plan administrator will determine the terms and conditions of all other awards granted under the Plan.

Under the Plan, awards generally may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and generally may be exercised during the lifetime of the participant only by the participant.

In the event a participant in the Plan terminates service with the Company and its Affiliates, any options which have become exercisable prior to the time of termination will remain exercisable for three months from the date of termination, unless a shorter or longer period of time is determined by the Plan administrator.  If termination was caused by death or disability, any options which have become exercisable prior to the time of termination will remain exercisable for twelve months from the date of termination, unless a shorter or longer period of time is determined by the Plan administrator.  In no event may a participant exercise the option after the expiration date of the option.

In the event of the Company’s change of control, each outstanding award will be assumed or substituted the successor corporation.  In the event the successor corporation refuses to assume or substitute awards granted under the Plan, all options and stock appreciation rights will fully vest and become exercisable, all restrictions on restricted stock will lapse, and, with respect to restricted stock units, performance shares, and performance units, all performance goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met.  In addition, if an option or stock appreciation right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a change of control, the Plan administrator will notify the participant in writing or electronically that the option or stock appreciation right will be fully vested and exercisable for a period of time determined by the Plan administrator in its sole discretion, and the option or stock appreciation right will terminate upon the expiration of such period.  Under the Plan, a change of control is generally defined as: (i) an acquisition of 50% or more of the Company’s voting stock by any individual or entity; (ii) the sale or other disposition of all or substantially all of the Company’s assets; (iii) a change in the composition of the Board within a two-year period resulting in less than a majority of the Board being incumbent directors; or (iv) a merger or consolidation in which the Company is not the surviving entity.

The Plan administrator has the authority to amend, alter, suspend or terminate the Plan, except that stockholder approval will be required for any amendment to the Plan to the extent required by any applicable laws.  No amendment, alteration, suspension or termination of the Plan will impair the rights of any participant, unless mutually agreed otherwise between the participant and the Plan administrator and which agreement must be in writing and signed by the participant and the Company.  The Plan will terminate on June 2, 2016, unless the Plan administrator terminates it earlier.

The description of the Plan set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan attached to this Form 8-K as Exhibit 10.1 and is incorporated by reference into this Form 8-K.

(2)                                 Forms of Stock Option Award Agreement and Stock Option Award Agreement for Directors and Officers.

The forms of Stock Option Award Agreement and Stock Option Award Agreement for Directors and Officers provide for the grant of a right to purchase a number of shares of Company’s common stock.  Shares subject to a stock option vest as determined by the Plan administrator and generally require the participant to continue as a service provider through the relevant vesting date.

To exercise the option, the participant must pay a purchase price per share equal to no less than 100% of the fair market value of Company’s common stock on the date of grant, payable either by cash, check, already-owned shares, a formal cashless exercise program or some combination thereof.  The participant must make satisfactory arrangements to cover applicable tax withholdings.  A stock option recipient, as an option holder, generally will not have any of the rights of a Company stockholder until shares of the Company’s common stock are issued in connection with the exercise of the stock option.

The description of the forms of Stock Option Award Agreement and Stock Option Award Agreement for Directors and Officers set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Stock Option Award Agreement attached to this Form 8-K as Exhibit 10.2 and incorporated by reference in its entirety to this Form 8-K, and the form of Stock Option

Award Agreement for Directors and Officers attached to this Form 8-K as Exhibit 10.3 and incorporated by reference in its entirety to this Form 8-K.

(3)                                 Form of Restricted Stock Agreement.

The form of Restricted Stock Agreement provides for the grant of a number of shares of common stock subject to a Company forfeiture right.  Shares of restricted stock will be held in escrow and the forfeiture restriction will not lapse until vested.  Shares of restricted stock vest as determined by the Plan administrator, subject to the Plan’s minimum vesting requirements, and generally require the participant to continue as a service provider through the relevant vesting date.  Shares that have not vested upon the participant’s termination of service with the Company for any or no reason will be forfeited and automatically transferred to and reacquired by the Company.  No shares of restricted stock will be released from escrow unless and until the participant has made satisfactory arrangements to cover applicable tax withholdings.

A restricted stock award recipient generally will have the rights of a Company stockholder, including voting rights and the right to receive any cash dividends, with respect to the shares before they are released from the forfeiture restriction.  However, in the event of any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, or other change in the corporate structure of the Company affecting the shares, any new or additional or different shares, cash or securities issued to the participant in connection with the participant’s restricted stock will be subject to all of the conditions and restrictions applicable to the unvested restricted stock.

The description of the form of Restricted Stock Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Restricted Stock Agreement attached to this Form 8-K as Exhibit 10.4 and incorporated by reference in its entirety to this Form 8-K.

(4)                                 Form of Restricted Stock Unit Agreement.

The form of Restricted Stock Unit Agreement provides for the grant of a number of restricted stock units, which will be paid out in shares of the Company’s common stock once the applicable vesting criteria have been met.  Shares of restricted stock units vest as determined by the Plan administrator, subject to the Plan’s minimum vesting requirements, and generally require the participant to continue as a service provider through the relevant vesting date.  Restricted stock units that have not vested upon the participant’s termination of service with the Company for any or no reason will be forfeited at no cost to the Company.  No shares will be issued unless and until the participant has made satisfactory arrangements to cover applicable tax withholdings.

A restricted stock unit recipient, as a holder of restricted stock units, generally will not have any of the rights or privileges of a Company stockholder with respect to the restricted stock unit until shares of the Company’s common stock are issued in respect of the restricted stock unit in accordance with vesting criteria.

The description of the form of Restricted Stock Unit Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Restricted Stock Unit Agreement attached to this Form 8-K as Exhibit 10.5 and incorporated by reference in its entirety to this Form 8-K.

Item 8.01 Other Events.

At the 2006 Annual Meeting, the Company’s stockholders (i) elected Jeff Clarke and Hong Liang Lu as Class III directors of the Company to serve for a term expiring on the date on which the annual meeting of stockholders is to be held in the year 2009, (ii) adopted the Plan as described in Item 1.01 of this Form 8-K, and (iii) ratified the appointment of PricewaterhouseCoopers LLP as the Independent Registered Accounting Firm of the Company for the fiscal year ending December 31, 2006.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1	UTStarcom, Inc. 2006 Equity Incentive Plan
10.2	Form of Stock Option Award Agreement
10.3	Form of Stock Option Award Agreement for Directors and Officers
10.4	Form of Restricted Stock Agreement
10.5	Form of Restricted Stock Unit Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UTSTARCOM, INC.

Date: July 27, 2006	By:	/s/ Francis P. Barton
	Name:	Francis P. Barton
	Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Title
10.1	UTStarcom Inc. 2006 Equity Incentive Plan
10.2	Form of Stock Option Award Agreement
10.3	Form of Stock Option Award Agreement for Directors and Officers
10.4	Form of Restricted Stock Agreement
10.5	Form of Restricted Stock Unit Agreement